                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

      Filed by the registrant [X]

      Filed by a party other than the registrant [ ]

      Check the appropriate box:

      [ ] Preliminary proxy statement     [ ] Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

      [X] Definitive proxy statement

      [ ] Definitive additional materials

      [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                IDEX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                IDEX Corporation
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

      (5) Total fee paid:
--------------------------------------------------------------------------------

      [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------

      (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

      (3) Filing party:

--------------------------------------------------------------------------------

      (4) Date filed:

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

                            [IDEX CORPORATION LOGO]

                                                                February 9, 2001

DEAR SHAREHOLDER:

      You are cordially invited to attend the Annual Meeting of Shareholders of IDEX Corporation which will be held on Tuesday, March 27, 2001, at 10:00 a.m. Central Time, at Bank of America, Shareholders Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois.

      Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company's 2000 Annual Report. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

      Whether or not you attend the Annual Meeting it is important that your shares be represented and voted. Therefore, we urge you to sign, date, and promptly return the enclosed proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will of course be able to vote in person, even if you have previously submitted your proxy card.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                         Sincerely,

                                         /s/ Dennis K. Williams

                                         Dennis K. Williams
                                         Chairman of the Board, President
                                         and Chief Executive Officer

                                IDEX CORPORATION
                       ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 27, 2001
                       ---------------------------------

TO THE SHAREHOLDERS:

      The Annual Meeting of Shareholders of IDEX Corporation (the "Company") will be held on Tuesday, March 27, 2001, at 10:00 a.m. Central Time, at Bank of America, Shareholders Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois, for the following purposes:

      1. To elect three directors for a term of three years.

      2. To vote on the approval of the 2001 Stock Plan for Officers of IDEX Corporation.

      3. To vote on the approval of the IDEX Corporation Executive Incentive Bonus Plan.

      4. To vote on the recommendation of the Board of Directors that Deloitte & Touche LLP be appointed auditors of the Company for 2001.

      5. To transact such other business as may properly come before the meeting.

      The Board of Directors fixed the close of business on February 5, 2001 as the record date for the determination of shareholders owning the Company's Common Stock entitled to notice of and to vote at the Annual Meeting.

                                                 By Order of the Board of
                                                 Directors

                                                 FRANK J. NOTARO
                                                 Vice President-General Counsel
                                                 and Secretary

February 9, 2001
Northbrook, Illinois

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

      The Company has prepared this Proxy Statement in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting of Shareholders of IDEX Corporation to be held on Tuesday, March 27, 2001, at 10:00 a.m. Central Time, in the Shareholders Room of Bank of America, 231 South LaSalle Street, Chicago, Illinois. The Company commenced distribution of this Proxy Statement and the materials which accompany it on February 9, 2001.

      The Company will bear the costs of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and facsimile transmission. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms and others for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has engaged Morrow & Co. to assist in proxy solicitation and collection, and has agreed to pay such firm $4,500, plus out-of-pocket costs and expenses.

                             VOTING AT THE MEETING

      The record of shareholders entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on February 5, 2001, and each shareholder will be entitled to vote at the meeting any shares of IDEX Common Stock held of record at that date. An aggregate of 30,356,579 shares of the Company's Common Stock was outstanding at the close of business on February 5, 2001. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. No other securities are entitled to be voted at the Annual Meeting.

      A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of outstanding shares of Common Stock of the Company present in person or represented by proxy will constitute a quorum. The Company will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. The election inspectors will treat directions to withhold authority, abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal, because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality vote, the approval of the 2001 Stock Plan for Officers of IDEX Corporation requires a majority vote, the approval of the IDEX Corporation Executive Incentive Bonus Plan requires a majority vote and the approval of the appointment of Deloitte & Touche LLP as auditors of the Company for 2001 requires a majority vote, of the shares of Common Stock of the Company present in person or represented by proxy at the meeting. Directions to withhold authority will have no effect on the election of directors, because directors are elected by a plurality of votes cast. Abstentions will be treated as shares voted against approval of the 2001 Stock Plan for Officers of IDEX Corporation, against approval of the IDEX Corporation Executive Incentive Bonus Plan, and against approval of the appointment of Deloitte & Touche LLP as auditors of the Company for 2001. Broker non-votes with respect to a particular proposal will have no effect on such proposal because they are not considered as present and entitled to vote with respect to that matter.

      The Company requests that you mark the accompanying proxy card to indicate your votes, sign and date it, and return it to the Company in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR the election of each of the Company's nominees as directors, FOR the approval of the 2001 Stock Plan for Officers of IDEX Corporation, FOR the approval of the IDEX Corporation Executive Incentive Bonus Plan, FOR the appointment of Deloitte & Touche LLP as auditors of the Company for 2001, and in the discretion of the proxy holders as to any other business which may properly come before the meeting. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing at the meeting. The Company requests that all such written notices of revocation to the Company be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, IL 60062.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

      The Company's Restated Certificate of Incorporation, as amended, provides for a three-class Board, with one class being elected each year for a term of three years. In December 1999, Clifton S. Robbins resigned as a director of the Company, and in March 2000, Donald N. Boyce resigned as a director of the Company. The vacancies created by Messrs. Robbins' and Boyce's resignations have not yet been filled. Also, in April 2000 in connection with the retirement of Frank J. Hansen effective April 30, 2000, the Board of Directors named Dennis K. Williams Chairman of the Board, President and Chief Executive Officer, effective May 1, 2000. As such, the Board of Directors currently consists of eight members, three of whom are Class III directors whose terms will expire at this year's Annual Meeting, two of whom are Class I directors whose terms will expire at the Annual Meeting to be held in 2002, and three of whom are Class II directors whose terms will expire at the Annual Meeting to be held in 2003.

      The Company's Board of Directors has nominated three persons for election as Class III directors to serve for a three-year term expiring at the Annual Meeting to be held in 2004 or upon the election and qualification of their successors. The three nominees of the Board of Directors are Paul E. Raether, Neil A. Springer and Dennis K. Williams, each of whom is currently serving as a director of the Company. The nominees and the directors serving in Class I and Class II whose terms expire in future years are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

      If for any reason any of the nominees for a Class III directorship is unavailable to serve, proxies solicited hereby may be voted for a substitute. The Board, however, expects all of the nominees to be available.

             THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               THE THREE NOMINEES IN CLASS III IDENTIFIED BELOW.

                           NOMINEES FOR DIRECTORSHIPS

CLASS III: NOMINEES FOR THREE-YEAR TERM

PAUL E. RAETHER                                              Director since 1988
Member                                                                    Age 54
Kohlberg Kravis Roberts & Co., L.L.C.

      Mr. Raether has been a director of the Company since January 22, 1988. Since January 1996, he has been a member of Kohlberg Kravis Roberts & Co., L.L.C., a limited liability company which acts as the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Raether has been a general partner of KKR Associates, L.P. since prior to 1996. Mr. Raether is a director of KSL Recreation Corporation and Regal Cinemas, Inc.

NEIL A. SPRINGER                                             Director since 1990
Managing Director                                                         Age 62
Springer & Associates, L.L.C.

      Mr. Springer has been a director of the Company since February 27, 1990. He has been Managing Director of Springer & Associates, L.L.C. since prior to 1996. Mr. Springer is a director of CUNA Mutual Insurance Group, U.S. Freightways Corporation and Walter Industries, Inc. Mr. Springer is the Chairman of the Audit Committee and a member of the Compensation Committee and Executive Committee of the Board of Directors.

DENNIS K. WILLIAMS                                           Director since 2000
Chairman of the Board,                                                    Age 54
President and Chief Executive Officer
IDEX Corporation

      Mr. Williams was appointed Chairman of the Board, President and Chief Executive Officer and a director of the Company by the Board of Directors on May 1, 2000. From April 1998 to April 2000, he served as President and Chief Executive Officer of GE Power Systems Industrial Products. From January 1996 until May 1999, Mr. Williams was President and Chief Executive Officer of GE's Nuovo Pignone business. Mr. Williams is Chairman of the Executive Committee and a member of the Pension and Retirement Committee of the Board of Directors.

                           OTHER INCUMBENT DIRECTORS

CLASS I: THREE-YEAR TERM EXPIRES IN 2002

RICHARD E. HEATH                                             Director since 1989
Senior Partner                                                            Age 70
Hodgson Russ, LLP

      Mr. Heath has been a director of the Company since June 9, 1989. Mr. Heath has been a senior partner of the law firm Hodgson Russ, LLP since prior to 1996.

HENRY R. KRAVIS                                              Director since 1988
Member                                                                    Age 57
Kohlberg Kravis Roberts & Co., L.L.C.

      Mr. Kravis has been a director of the Company since January 22, 1988. Since January 1996, he has been a managing member of Kohlberg Kravis Roberts & Co., L.L.C., a limited liability company which acts as the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Kravis has been a general partner of KKR Associates, L.P. since prior to 1996. Mr. Kravis is a director of Accuride Corporation, Amphenol Corporation, Borden, Inc., The Boyds Collection, Ltd., Evenflo Company, Inc., The Gillette Company, KSL Recreation Corporation, KinderCare Learning Centers, Inc., Owens-Illinois, Inc., PRIMEDIA, Inc., Regal Cinemas, Inc., Sotheby's Holdings, Inc. and Spalding Holdings Corporation. Mr. Kravis and Mr. Roberts are first cousins.

CLASS II: THREE-YEAR TERM EXPIRES IN 2003

WILLIAM H. LUERS                                             Director since 1989
Chairman, President and Chief Executive Officer                           Age 71
United Nations Association

      Mr. Luers has been a director of the Company since June 2, 1989. Since February 1, 1999, Mr. Luers has been Chairman, President and Chief Executive Officer of the United Nations Association of the United States of America. From prior to 1996 until January 31, 1999, Mr. Luers was President of The Metropolitan Museum of Art in New York, New York. Mr. Luers is the Chairman of the Compensation Committee and a member of the Audit Committee of the Board of Directors.

GEORGE R. ROBERTS                                            Director since 1988
Member                                                                    Age 57
Kohlberg Kravis Roberts & Co., L.L.C.

      Mr. Roberts has been a director of the Company since January 22, 1988. Since January 1996, he has been a managing member of Kohlberg Kravis Roberts & Co., L.L.C., a limited liability company which acts as the general partner of Kohlberg Kravis Roberts & Co., L.P. He has been a general partner of KKR Associates, L.P. since prior to 1996. Mr. Roberts is a director of Accuride Corporation, Amphenol Corporation, Borden, Inc., The Boyds Collection, Ltd., DPL Inc., Evenflo Company, Inc., KSL Recreation Corporation, KinderCare Learning Centers, Inc., Owens-Illinois, Inc., PRIMEDIA, Inc., Safeway, Inc., and Spalding Holdings Corporation. Mr. Roberts and Mr. Kravis are first cousins.

MICHAEL T. TOKARZ                                            Director since 1987
Member                                                                    Age 51
Kohlberg Kravis Roberts & Co., L.L.C.

      Mr. Tokarz has been a director of the Company since its organization in September 1987. Since January 1996, he has been a member of Kohlberg Kravis Roberts & Co., L.L.C., a limited liability company which acts as the general partner of Kohlberg Kravis Roberts & Co., L.P. He has been a general partner of KKR Associates, L.P. since prior to 1996. Mr. Tokarz is a director of Evenflo Company, Inc., KSL Recreation Corporation, PRIMEDIA, Inc., Spalding Holdings Corporation and Walter Industries, Inc. Mr. Tokarz is a member of the Executive Committee of the Board of Directors.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

      The Board of Directors has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. During 2000, the Board of Directors held ten meetings.

      Important functions of the Board of Directors are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws, the Board as a whole appoints the members of each committee each year at its first meeting following the annual shareholders' meeting. The Board may, at any time, appoint or remove committee members or change the authority or responsibility delegated to any committee. There are four regularly constituted committees of the Board of Directors: the Executive Committee, the Audit Committee, the Compensation Committee and the Pension and Retirement Committee. The Company does not have a nominating committee or any regularly constituted committee performing the functions of such a committee.

      The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the Company between meetings of the Board of Directors, except that the Executive Committee may not fill vacancies on the Board, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees. During 2000, the Executive Committee held three meetings.

      The Audit Committee recommends to the Board of Directors the firm of independent public accountants to audit the Company's financial statements each fiscal year, reviews with the independent auditors the general scope of this service, reviews the nature and extent of the non-audit services to be performed by the independent auditors, and consults with management on the activities of the Company's independent auditors and the Company's system of internal control. During 2000, the Audit Committee held two meetings.

      The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company. During 2000, the Compensation Committee held five meetings.

      The Pension and Retirement Committee makes recommendations to the Board of Directors with respect to the adoption or amendment of the Company's pension and retirement plans and reports to the Board with respect to the operation of such plans. During 2000, the Pension and Retirement Committee held one meeting.

      During 2000, each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board of which he was a member, except for Messrs. Kravis and Roberts.

CERTAIN INTERESTS

      Mr. Heath is a senior partner of the law firm of Hodgson Russ, LLP. Such firm is counsel to the Company on certain matters.

COMPENSATION OF DIRECTORS

      Non-management directors of the Company receive an annual fee for their services of $30,000. Under the Amended and Restated IDEX Corporation Directors Deferred Compensation Plan, directors are permitted to defer their compensation into an interest-bearing account or into a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is adjusted on a quarterly basis with hypothetical earnings for the quarter equal to rates on U.S. government securities with 10-year maturities as of December 1 of the calendar year preceding the year for which the earnings were credited, plus 200 basis points. Amounts credited to the interest-bearing account are compounded at least annually. The deferred compensation credited to the deferred compensation units account is converted into a number of Common Stock-equivalent units ("Deferred Compensation Units") by dividing the deferred compensation by the fair market value of the Company's Common Stock on the deferral date. In addition, the value of the dividends payable on shares of Common Stock are credited to the deferred compensation units account and converted into Deferred Compensation Units based on the number of Deferred Compensation Units on the dividend record date, and the fair market value of Common Stock on the dividend payment date.

      Outside directors receive non-qualified stock options pursuant to the Amended and Restated IDEX Corporation Stock Option Plan for Outside Directors. Outside directors are those individuals who are not (i) full-time employees of the Company or its subsidiaries or (ii) partners or full-time employees of either Kohlberg Kravis Roberts & Co., L.L.C. or KKR Associates, L.P. Under the plan, nonqualified stock options may be granted to outside directors to purchase in the aggregate up to 337,500 shares of Common Stock. If any option expires or is cancelled without having been fully exercised, the shares covered thereby may be subject to the grant of new options. For so long as the plan remains effective, except for each person who immediately prior to becoming an outside director, was either (i) a full-time employee of the Company or any of its subsidiaries or (ii) a partner or full-time employee of either Kohlberg Kravis Roberts & Co, L.L.C. or KKR Associates, L.P., any person who becomes an outside director after April 19, 2000 will receive an option to purchase 6,750 shares of Common Stock. On the first regularly scheduled meeting of the Board of Directors held in January of each year, each outside director will receive an option to purchase 4,500 shares of Common Stock. The exercise price is specified in each option, and is equal to the fair market value of a share of Common Stock on the date the option is granted, as determined under the plan. Prior to the amendment of the plan in January 2000, the fair market value was based on the average closing price per share of Common Stock on the New York Stock Exchange during the 30-day period immediately preceding the date the option was granted. Under the current terms of the plan, the fair market value is based on the closing price per share of the Common Stock on the trading day preceding the date the option is granted. In the year ended December 31, 2000, each of Messrs. Boyce, Heath, Luers and Springer received an option to purchase 4,500 shares of Common Stock at an exercise price of $28.27. On January 23, 2001, each of Messrs. Heath, Luers and Springer received an option to purchase 4,500 shares of Common Stock at an exercise price of $31.56. Upon exercise of any option, the purchase price of Common Stock may be paid either in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise equal to the exercise price, or by delivery of an irrevocable commitment to use the proceeds from the sale of stock acquired from exercise of the option.

                               SECURITY OWNERSHIP

      The following table furnishes information, as of December 31, 2000, with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director, (ii) each officer named in the Summary Compensation Table, (iii) directors, nominees and executive officers of the Company as a group, and (iv) any person who is known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock of the Company. Except as indicated by the notes to the following table, the holders listed below have sole voting power and investment power over the shares beneficially held by them. An * indicates ownership of less than one percent of the outstanding Common Stock.

                                                NUMBER OF
                                                  SHARES
             NAME AND ADDRESS OF               BENEFICIALLY
              BENEFICIAL OWNER                    OWNED       PERCENT OF CLASS
             -------------------               ------------   ----------------
Directors and Nominees
(Other than Executive Officers):
  Richard E. Heath(1)(2)                           43,334              *
  William H. Luers(2)                              31,950              *
  Neil A. Springer(2)                              31,500              *
  Michael T. Tokarz(3)                             45,000              *
Executive Officers:
  Frank J. Hansen(4)                              203,493              *
  Wayne P. Sayatovic(5)                           409,275            1.3
  David T. Windmuller(6)                           40,345              *
  James R. Fluharty(6)                             30,833              *
  John L. McMurray(6)                              27,915              *
Directors, Nominees and All                     1,564,839            5.1
Executive Officers as a Group
  (19 persons excluding shares
  owned by KKR Associates)(3)(7)
Other Principal Beneficial Owners:
  KKR Associates, L.P.(3)                       8,753,592           28.3
  9 West 57th Street
  New York, NY 10018
     Henry R. Kravis
     Paul E. Raether
     George R. Roberts
     Michael T. Tokarz
  Ariel Capital Management, Inc.(8)             3,637,940           11.8
  307 North Michigan Avenue, Suite 500
  Chicago, IL 60601
  Mario J. Gabelli(9)                           2,876,457            9.3
  GAMCO Investors, Inc.
  Gabelli & Company, Inc.
  One Corporate Center
  Rye, New York 10580

---------------

 (1) Includes 4,275 shares which are owned by various family trusts as to which Mr. Heath is a co-trustee of each trust and 3,059 shares which are owned by Mr. Heath's wife.

 (2) Includes 36,000, 31,500 and 31,500 shares under option which are eligible for exercise under the Amended and Restated IDEX Corporation Stock Option Plan for Outside Directors for Messrs. Heath, Luers and Springer, respectively.

 (3) Shares of Common Stock shown as owned by KKR Associates, L.P. are owned of record by two partnerships, KKR Associates, L.P. and IDEX Associates, L.P. IDEX Associates, L.P. is a limited partnership of which KKR Associates, L.P. is the sole general partner and possesses sole voting and investment power. KKR Associates, L.P. is a limited partnership of which Messrs. Kravis, Roberts, Raether and Tokarz (each of whom is a director of the Company) and Messrs. Edward A. Gilhuly, Perry Golkin, James H. Greene, Jr., Robert I. MacDonnell, Michael W. Michelson and Scott M. Stuart are general partners. Such persons may be deemed to share beneficial ownership of the shares shown as beneficially owned by KKR Associates, L.P. All of the foregoing persons disclaim beneficial ownership of any shares of the Company listed above as beneficially owned by KKR Associates, L.P.

 (4) Includes 17,905 shares which are owned directly by Mr. Hansen's wife and 185,588 shares which are eligible for exercise under the Stock Plan for Officers.

 (5) Includes 45,000 shares which are owned directly by Mr. Sayatovic's wife, 6,750 shares which are owned by Mrs. Sayatovic as custodian for their children, and 119,925 shares which are eligible for exercise under the Stock Plan for Officers.

 (6) Includes 38,543, 18,600 and 27,240 shares which are eligible for exercise under the Stock Plan for Non-Officer Key Employees and the Stock Plan for Officers, for Messrs. Windmuller, Fluharty and McMurray, respectively.

 (7) Includes 99,000 shares under option which are eligible for exercise under the Amended and Restated IDEX Corporation Stock Option Plan for Outside Directors, 471,563 shares under option which are eligible for exercise under the Stock Plan for Officers, and 119,663 shares under option which are eligible for exercise under the Stock Plan for Non-Officer Key Employees.

 (8) Based on information in Schedule 13G filed by Ariel Capital Management, Inc. with respect to Common Stock owned by Ariel Capital Management, Inc. and certain other entities which Ariel Capital Management, Inc. directly or indirectly controls or for which Ariel Capital Management, Inc. is an investment advisor on a discretionary basis. The Company has not attempted to verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.

 (9) Based on information in Schedule 13D, as amended, filed by Mario J. Gabelli, GAMCO Investors, Inc. ("GAMCO") and Gabelli Funds, LLC ("Gabelli Funds"), with respect to Common Stock owned by GAMCO, Gabelli Funds and certain other entities which Mr. Gabelli directly or indirectly controls and for which he acts as chief investment officer. The Company has not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13D, as amended.

                       COMPENSATION OF EXECUTIVE OFFICERS

      In April 2000, in connection with the retirement of Frank J. Hansen effective April 30, 2000, the Board of Directors named Dennis K. Williams Chairman of the Board, President and Chief Executive Officer effective May 1, 2000.

SUMMARY COMPENSATION TABLE

      The total compensation paid to the Company's Chief Executive Officer and the Company's four highest compensated executive officers other than the Chief Executive Officer for services rendered to the Company in 2000, 1999 and 1998 is summarized as follows:

                                                                                  LONG-TERM COMPENSATION
                                               ANNUAL COMPENSATION(1)       -----------------------------------
                                           ------------------------------                  SHARES
                                                                  OTHER     RESTRICTED   UNDERLYING   LONG-TERM
                                                                  ANNUAL      STOCK       OPTIONS     INCENTIVE      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY     BONUS     COMP.(2)     AWARDS      GRANTED      PAYOUTS    COMPENSATION(3)
---------------------------         ----   --------   --------   --------   ----------   ----------   ---------   ---------------
Dennis K. Williams(4).............  2000   $433,333   $476,600       0      $9,493,750     350,000        0                  0
  Chairman of the Board, President
  and Chief Executive Officer
Frank J. Hansen(5)................  2000    146,667    117,333       0               0           0        0            649,163
  President and...................  1999    412,500    293,300       0               0     100,000        0              3,640
  Chief Executive Officer.........  1998    310,000    255,800       0               0      35,000        0              3,640
Wayne P. Sayatovic................  2000    231,500    165,600       0               0      24,000        0              3,830
  Senior Vice
    President -- Finance..........  1999    220,000    128,700       0               0      24,000        0              3,640
  and Chief Financial Officer.....  1998    209,000    149,500       0               0      24,000        0              3,640
David T. Windmuller...............  2000    219,000    156,600       0               0      18,000        0              3,830
  Vice President -- Group.........  1999    210,000    117,200       0               0      18,000        0              3,640
  Executive.......................  1998    200,000    136,400       0               0      18,000        0              3,640
James R. Fluharty.................  2000    202,500    165,200       0               0      15,000        0              3,830
  Vice President -- Group.........  1999    194,000    141,000       0               0      12,500        0              3,640
  Executive.......................  1998    185,000    127,900       0               0      12,500        0              3,640
John L. McMurray..................  2000    194,000    133,500       0               0      15,000        0              3,830
  Vice President -- Operational...  1999    180,000    114,900       0               0      15,000        0              3,640
  Excellence......................  1998    153,333    114,300       0               0      10,200        0              3,640

---------------

(1) Includes amounts earned in fiscal year, whether or not deferred.

(2) The value of perquisites provided to these individuals did not exceed the lesser of $50,000 or 10% of base salary plus bonus.

(3) For Mr. Hansen in 2000, amount represents $645,333 paid upon retirement in accordance with his employment contract, and $3,830 of Company matching contributions to his Savings Plan individual account. In all other cases, amount represents Company matching contributions to Savings Plan individual accounts.

(4) Mr. Williams served as Chief Executive Officer from May 1, 2000 to December 31, 2000.

(5) Mr. Hansen served as Chief Executive Officer from January 1, 2000 to April 30, 2000.

OPTION GRANTS IN 2000

      The following tables set forth certain information with respect to options granted in 2000 to the Company's Chief Executive Officer and the Company's four highest compensated officers other than the Chief Executive Officer.

                                                               INDIVIDUAL GRANTS
                                              ---------------------------------------------------     POTENTIAL REALIZABLE
                                              NUMBER OF      % OF TOTAL                                 VALUE AT ASSUMED
                                                SHARES        OPTIONS                                 RATES OF STOCK PRICE
                                              UNDERLYING      GRANTED                               APPRECIATION FOR OPTION
                                               OPTIONS      TO EMPLOYEES    EXERCISE   EXPIRATION   ------------------------
NAME                                           GRANTED     IN FISCAL YEAR    PRICE        DATE          5%           10%
----                                          ----------   --------------   --------   ----------       --           ---
Dennis K. Williams..........................   350,000          42.8         $27.13     04/14/10    $5,976,622   $15,148,996
Frank J. Hansen.............................        --            --             --           --            --            --
Wayne P. Sayatovic..........................    24,000           2.9          28.13     03/28/10       424,934     1,077,085
David T. Windmuller.........................    18,000           2.2          28.13     03/28/10       318,701       807,813
James R. Fluharty...........................    15,000           1.8          28.13     03/28/10       265,584       673,178
John L. McMurray............................    15,000           1.8          28.13     03/28/10       265,584       673,178

OPTION EXERCISES AND YEAR-END VALUES

                                                                            NUMBER OF
                                                                             SHARES                 VALUE OF UNEXERCISED,
                                         NUMBER OF                   UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                          SHARES                   OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                                        ACQUIRED ON     VALUE      ---------------------------   ---------------------------
NAME                                     EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                    -----------   ----------   -----------   -------------   -----------   -------------
Dennis K. Williams....................         0      $        0           0             0       $        0     $2,100,000
Frank J. Hansen.......................    85,163       1,443,308     185,588             0        1,237,793              0
Wayne P. Sayatovic....................         0               0     119,925        70,575        1,618,448        386,803
David T. Windmuller...................         0               0      38,543        48,158          419,610        251,824
James R. Fluharty.....................         0               0      18,600        38,400           93,170        196,593
John L. McMurray......................         0               0      27,240        37,785          302,720        214,712

---------------

(1) Calculated using closing stock price on December 31, 2000 of $33.125.

PENSION AND RETIREMENT PLANS

      Certain employees of the Company, including the executive officers and certain hourly employees, are covered under the IDEX Corporation Retirement Plan (the "Retirement Plan"). The Company and the other sponsoring subsidiaries are required to make an annual contribution to the Retirement Plan in such amounts as are actuarially required to fund the benefits of the participants. The Retirement Plan is an ongoing "career average" plan that provides a level of benefit based on a participant's compensation for a year, historically with periodic updates to average compensation over a fixed five-year period. Under the Retirement Plan, participants are entitled to receive an annual benefit on retirement equal to the sum of the benefit earned through 1995 using the five-year average compensation of a participant through 1995, plus the benefit earned under the current formula for each year of employment after 1995. For each year of participation through 1995, a participant earns a benefit equal to 1.25% of the first $16,800 of such average compensation through 1995, and 1.65% of such compensation in excess of $16,800. Beginning January 1, 1996, the benefit earned equals the sum of 1.6% of the first $16,800 of each year's total compensation, and 2.0% for such compensation in excess of $16,800 for each full year of service credited after 1995. As required by law, compensation counted for purposes of determining this benefit is limited. For all participants in the Retirement Plan, the normal form of retirement benefit is payable in the form of a life annuity with five years of payments guaranteed. Other optional forms of payment are available.

      In connection with his retirement on April 30, 2000, Mr. Hansen elected to receive a lump sum payment representing the actuarially determined net present value of his accrued monthly benefit earned under the Company's Retirement Plan. As of December 31, 2000, the total accrued monthly benefit under the Retirement Plan for Messrs. Williams, Sayatovic, Windmuller, Fluharty and McMurray was $278, $4,216, $3,225, $2,056 and $2,027, respectively. Assuming projected earnings in 2001 of $1,161,600, $408,600, $385,600, $376,200 and $347,500 for
Messrs. Williams, Sayatovic, Windmuller, Fluharty and McMurray, respectively, and that such earnings remain level until each person reaches age 65, the projected monthly benefit for Messrs. Williams, Sayatovic, Windmuller, Fluharty and McMurray under the Retirement Plan would be $3,102, $7,039, $9,289, $4,278 and $6,193, respectively, upon retirement at age 65.

      Pursuant to the Company's Supplemental Executive Retirement Plan (the "SERP"), employees of the Company are entitled to retirement benefits to compensate for any reduction in benefits under the Retirement Plan arising from the maximum benefit limitations under Sections 401 and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). In connection with his retirement on April 30, 2000, Mr. Hansen elected to receive a lump sum payment representing the actuarially determined net present value of his accrued monthly benefit earned under the SERP. Based on the above assumptions, the projected monthly benefit at age 65 for Messrs. Williams, Sayatovic, Windmuller, Fluharty and McMurray under the SERP would be $17,492, $10,887, $9,232, $3,585 and $5,292, respectively.

EXECUTIVE EMPLOYMENT AGREEMENTS

      The Company has entered into an employment agreement with Mr. Williams. The employment agreement provides for an initial term of five years and successive twelve-month periods thereafter. Mr. Williams' annual base salary for 2001 is $685,000, subject to annual review and adjustment. In addition to his annual base salary, Mr. Williams will be eligible to receive an annual cash bonus. In 2000, Mr. Williams was guaranteed a bonus under the Management Incentive Compensation Plan of between 80% and 120% of his base salary. Beginning in 2001, and subject to the approval of the Executive Incentive Bonus Plan by the Company's shareholders, annual bonuses will be paid to Mr. Williams under the Executive Incentive Bonus Plan. If Mr. Williams' employment is terminated by the Company other than for cause, he will receive continuing salary payments and fringe benefits for 24 months. If Mr. Williams dies before payments are complete, such payments will continue to Mr. Williams' wife if she survives him or, if she does not survive him, to his estate. Additionally, Mr. Williams will receive a bonus payment of 240% of his base salary in effect in the year of his termination plus an amount equal to 120% of his base salary multiplied by the number of full and partial calendar months in the calendar year preceding the date of his termination of employment divided by 12. If Mr. Williams' employment is terminated because of disability, he will receive continuing salary payments and fringe benefits for a period of 18 months. If Mr. Williams dies before payments are complete, such payments will continue to Mr. Williams' wife if she survives him or, if she does not survive him, to his estate. Additionally, he will receive a bonus payment equal to 180% of his base salary plus 120% of his base salary multiplied by the number of full and partial calendar months in the calendar year preceding the date of his termination of employment divided by 12. If Mr. Williams should die during the term of the agreement, Mr. Williams' wife or estate will receive continuing salary payments and fringe benefits for a period of 18 months. Additionally, his wife or estate will receive a bonus payment equal to 180% of his base salary plus 120% of his base salary multiplied by a number of full and partial calendar months in the calendar year preceding the date of death divided by 12. In connection with Mr. Williams' employment agreement, the Company awarded Mr. Williams 350,000 shares of restricted IDEX Common Stock. Seventy thousand shares of the restricted stock vest on April 30, 2001, and an additional 70,000 shares vest on each of the four subsequent anniversaries of such date if Mr. Williams remains as Chairman of the Board, President and Chief Executive Officer of the Company. All shares of the restricted stock would vest in the event Mr. Williams is terminated by the Company other than for cause or if Mr. Williams terminates his employment because the Company has taken certain actions with respect to his employment. The agreement provides for payment of the 20% golden parachute excise tax, increased for taxes due on the payment, in the event that the Internal Revenue Service determines any such taxes to be payable due to a change in control.

      The Company has entered into an employment agreement with Mr. Sayatovic. The agreement provides for an initial term of three years and successive 12-month periods thereafter. Mr. Sayatovic's annual base salary for 2001 is $243,000, subject to annual review and adjustment. If Mr. Sayatovic's employment is terminated by the Company, he will be entitled to receive continuing salary payments and fringe benefits for 24 months. If Mr. Sayatovic dies before payments are complete, such payments will continue to Mr. Sayatovic's wife if she survives him or, if she does not survive him, to his estate. Mr. Sayatovic will receive a bonus of not less than his target amount for the entire year in the event he becomes disabled or dies, or if his employment is terminated by the Company. The agreement provides for reimbursement of all medical, hospitalization, dental and similar benefits and expenses for Mr. Sayatovic, his wife and dependents during the term of his employment with the Company and for the longer of his life or his wife's life. Reimbursements for medical expenses for Mr. Sayatovic will be reduced until he attains age 59 to the extent reimbursement is available from other programs sponsored by subsequent employers. The agreement provides for payment of the 20% golden parachute excise tax, increased for taxes due on the payment, in the event that the Internal Revenue Service determines any such taxes to be payable due to a change in control. The agreement also provides for the payment of pension benefits equal to the amount Mr. Sayatovic is entitled to receive under the SERP as currently in effect, to the extent not paid by the SERP.

      The Company has entered into agreements with each of Messrs. Sayatovic, Windmuller, Fluharty and McMurray providing for two years' compensation and fringe benefits in the event they are actually or constructively terminated without cause prior to April 30, 2002. Additionally, the Company has entered into agreements with each of Messrs. Williams, Sayatovic, Windmuller, Fluharty and McMurray providing for three years' compensation and fringe benefits in the event they are actually or constructively terminated without cause within two years following a change of control.

COMPENSATION COMMITTEE REPORT

      The Compensation Committee of the Board of Directors of the Company reviews and approves base salary, annual management incentive compensation, and long-term incentive awards for all corporate officers and certain other key executives, with the objective of attracting and retaining individuals of the necessary quality and stature to operate the business. The Committee considers individual contributions, performance against strategic goals and directions, and industry-wide pay practices in determining the levels of base compensation for key executives.

      Annual management incentive compensation is paid to corporate officers and certain other key executives under the Management Incentive Compensation Plan. The Management Incentive Compensation Plan provides for payment of annual bonuses based upon individual performance of the employee and performance of the business units of the Company. Individual target bonus percentages are based on base salaries and levels of responsibility. Beginning in 2001, actual awards will be set as a percentage of target based on meeting quantitative performance criteria set each year in connection with the annual planning process, and adjusted by an individual personal performance multiplier. Actual payouts under the plan since the Company was formed in 1988 have ranged from 60% of target to 170% of target. The Committee believes that this plan is properly leveraged relative to performance of the Company and its business units.

      Long-term incentive awards are granted to corporate officers and certain other key employees under the Company's 1996 Stock Plan for Officers and 1996 Stock Plan for Non-Officer Key Employees. The awards take the form of stock options which are tied directly to the market value of the Company's Common Stock.

      The Committee believes that both the annual bonus plan and the long-term incentive plan align the interests of management with the shareholders and focus the attention of management on the long-term success of the Company. A significant portion of the executives' compensation is at risk, based on the financial performance of the Company and the value of the Company's stock in the marketplace.

      The Committee sets compensation of the Company's Chief Executive Officer annually based on Company performance, his performance, and prevailing market conditions, and it is then approved by the Board of Directors. Dennis K. Williams has a personal stake in the Company through his ownership of 350,000 shares of Common Stock of the Company, and his irrevocable election to defer into Common Stock-equivalent units all bonus payments to be made to him until such deferrals total $2,000,000. He also has options to acquire an additional 350,000 shares of Common Stock. With this sizeable ownership position, a very large percentage of Mr. Williams' personal net worth is tied directly to the Company's performance.

      Pursuant to the terms of his employment agreement, Mr. Williams was guaranteed a bonus in 2000 under the Management Incentive Compensation Plan of between 80% and 120% of his base salary, as determined in the discretion of the Board. Mr. Williams' actual bonus was 110% of his base pay for the period May 1, 2000 to December 31, 2000. Beginning in 2001, and subject to the approval by the Company's shareholders of the Executive Incentive Bonus Plan discussed below, annual bonuses will be paid to Mr. Williams based upon the attainment of operating income performance goals pursuant to the terms of the Executive Incentive Bonus Plan. The maximum bonus payable to Mr. Williams under the Executive Incentive Bonus Plan will be 2% of the Company's operating income.

      Section 162(m) of the Internal Revenue Code limits to $1 million in a taxable year the deduction publicly held companies may claim for compensation paid to executive officers, unless such compensation is performance-based and meets certain requirements. As Mr. Williams' compensation will exceed the limit set by Code Section 162(m), the Committee has recommended and the Board approved the Executive Incentive Bonus Plan described below as a plan intending to satisfy the requirements for performance-based compensation under Code Section 162(m).

                                         William H. Luers, Chairman
                                         Neil A. Springer

AUDIT COMMITTEE REPORT

      During the year ended December 31, 2000, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors, Deloitte & Touche LLP. The Committee discussed with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent auditors' examination of the financial statements.

      The Committee also reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board, Standard No. 1, discussed with the auditors the auditors' independence, and satisfied itself as to the auditors' independence.

      Based on the above reviews and discussions, the Audit Committee recommends to the Board of Directors that the financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Commission.

      The Board of Directors has determined that the members of the Audit Committee are independent as defined in the regulations.

      The Committee is governed by a charter which is included as Appendix A.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                         Neil A. Springer, Chairman
                                         William H. Luers

AUDIT FEES

      The aggregate fees billed to the Company for the fiscal year ended December 31, 2000 by the Company's principal accounting firm, Deloitte & Touche LLP, are as follows:

Audit Fees                                                     $697,000
Financial Information Systems
Design and Implementation Fees                                 None
All Other Fees                                                 $408,000(1)(2)

---------------

(1) Includes fees for tax and management consulting assignments and other non-audit services.

(2) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                         COMMON STOCK PERFORMANCE GRAPH

      The following table compares total shareholder returns over the last five years to the Standard & Poor's (the "S&P") 500 Index, the S&P Manufacturing-Diversified Industrials Index and the Russell 2000 Index assuming the value of the investment in IDEX Common Stock and each index was $100 on December 31, 1995. Total return values for IDEX Common Stock, the S&P 500 Index, S&P Manufacturing-Diversified Industrials and the Russell 2000 Index were calculated on cumulative total return values assuming reinvestment of dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                              [Performance Graph]

--------------------------------------------------------------------------------
                        12/95     12/96     12/97     12/98     12/99     12/00
--------------------------------------------------------------------------------
 IDEX CORPORATION      $100.00   $99.61    $132.83   $94.98    $120.37   $133.68
 S&P 500 INDEX         100.00    122.95    163.96    210.81    255.16     231.93
 MANU-DIVERSIFIED
  INDUSTRIALS          100.00    137.84    164.15    190.25    233.88     278.41
 RUSSELL 2000 INDEX    100.00    116.49    142.54    138.97    168.76     163.66

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% shareholders were met during the year ended December 31, 2000, except that Richard E. Heath did not timely file a Form 4 to report his February 2000 exercise of an option to purchase shares of the Company's Common Stock.

                 PROPOSAL 2 -- APPROVAL OF THE 2001 STOCK PLAN
                        FOR OFFICERS OF IDEX CORPORATION

      The Board is submitting for shareholder approval the 2001 Stock Plan for Officers of IDEX Corporation (the "2001 Plan"), approved and adopted by the Board on January 23, 2001. The principal purpose of the 2001 Plan is to provide incentives for officers of the Company through the granting of options, and by permitting them to defer compensation into Common Stock-equivalent units ("Deferred Compensation Units") under one or more deferred compensation plans authorized by the Board of Directors, thereby stimulating an active personal interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

      Under the 2001 Plan, the aggregate number of shares of Common Stock that may be issued upon the exercise of options and distributed pursuant to Deferred Compensation Units is 900,000 (of which no more than 300,000 shares may be issued pursuant to Deferred Compensation Units). The shares of Common Stock available under the 2001 Plan upon exercise of stock options and distributions pursuant to Deferred Compensation Units may be either previously authorized and unissued shares or treasury shares. The 2001 Plan provides for appropriate adjustments in the number and kind of shares subject to the 2001 Plan and to outstanding grants thereunder in the event of a stock split, stock dividend and certain other types of transactions, including restructurings. If any portion of an option terminates or lapses unexercised under the 2001 Plan, the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the 2001 Plan.

      The principal features of the 2001 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2001 Plan itself, which is included as Appendix B.

ADMINISTRATION

      The 2001 Plan is administered by the Compensation Committee (referred to herein as the "Committee"), consisting of at least two non-management members of the Board. The Committee is authorized to select from among the eligible officers the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 2001 Plan, and may approve, disapprove or limit deferrals into Deferred Compensation Units. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2001 Plan.

PAYMENT FOR SHARES

      The exercise price for all options and the tax required to be withheld pursuant to any such exercise may be paid in full in cash at the time of exercise or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the optionee or issuable to the optionee upon exercise of an option and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased plus the tax required to be withheld, or pursuant to a recourse promissory note or a cashless exercise procedure. The Committee may also authorize a combination of the foregoing forms of consideration. Participants who ultimately receive one share of Common Stock for each Deferred Compensation Unit (subject to payment of applicable withholding taxes, which may be paid by a reduction in the amount of Common Stock delivered, with the consent of the Committee) will receive such shares in satisfaction of the Company's obligations with respect to all or a portion of the compensation deferred by the participant.

AWARDS UNDER THE 2001 PLAN

      The 2001 Plan provides that the Committee may grant stock options or approve, deny or limit the issuance of Deferred Compensation Units. Each grant of stock options will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

      Stock Options. Nonqualified stock options ("NSOs") will provide for the right to purchase Common Stock at a specified price which must be greater than or equal to fair market value on the date of grant, and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NSOs may be granted for any term up to ten years as specified by the Committee.

      Incentive stock options ("ISOs"), if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including the requirement that their exercise price be equal to at least 100% of fair market value of Common Stock on the grant date and that their term be no greater than ten years. Any ISO granted under the Plan may be subsequently modified by the Committee to disqualify it from treatment as an ISO.

      Deferred Compensation Units. An eligible officer may elect to defer compensation into an account (a "Deferred Compensation Units Account") maintained by the Company pursuant to one or more deferred compensation plans established by the Company, as of the date such compensation would otherwise be payable (the "Deferral Date"). Such Deferred Compensation Units Accounts will be unsecured general obligations of the Company. The deferred compensation credited to the Deferred Compensation Units Account will be converted into a number of Deferred Compensation Units as of the Deferral Date by dividing the deferred compensation by the fair market value of the Common Stock as of the Deferral Date. In addition, the value of dividends payable on shares of Common Stock will be credited to the Deferred Compensation Units Account and converted into Deferred Compensation Units based on the number of Deferred Compensation Units on the applicable dividend record date and the fair market value of Common Stock on the applicable dividend payment date. Shares of Common Stock equal to the number of the Deferred Compensation Units will be distributed in a lump sum or in installments commencing on the earliest of (i) the date elected by the officer in deferring such compensation, (ii) a termination of employment (excluding retirement), or (iii) the officer's death. Common Stock will generally be distributed in a lump sum in the event of certain changes in control of the Company. The Company will maintain records of the number of Deferred Compensation Units in the Deferred Compensation Units Account of each officer.

AMENDMENT AND TERMINATION

      Amendments of the 2001 Plan to (i) increase the number of shares as to which options may be granted and which may be distributed pursuant to Deferred Compensation Units (except for adjustments resulting from stock splits and the like), (ii) extend the term of the plan, (iii) reduce the minimum option price or (iv) change the individuals eligible to participate in the plan, require the approval of the Company's shareholders. In all other respects, the 2001 Plan can be amended, modified, suspended or terminated by the Board, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 2001 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 2001 Plan, although no additional options may be granted or Deferred Compensation Units issued (other than those representing the value of dividends payable that are converted to Deferred Compensation Units) more than 10 years after the date the 2001 Plan is approved by the Company's shareholders.

ELIGIBILITY

      Options may be granted and Deferred Compensation Units issued under the 2001 Plan to individuals who are then officers of the Company. Currently eleven executive officers are eligible to participate in the 2001 Plan. The number of options granted and Deferred Compensation Units issued to any single officer in any year may not exceed 600,000 in the aggregate. In addition, if the aggregate fair market value (determined at the time of grant) of shares with respect to which an ISO is first exercisable by an optionee during any calendar year exceeds $100,000, such option shall be treated as an NSO, to the extent required by the Code.

MISCELLANEOUS PROVISIONS

      In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company by reason of merger, reorganization, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the 2001 Plan and by each outstanding option and Deferred Compensation Unit and the exercise price per share of options, shall be proportionately adjusted. In the event of a dissolution or liquidation of the Company, or a merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or 51% or more of the Company's voting stock or assets, the Committee may provide that outstanding options shall terminate and the Committee may provide in the applicable option agreements that each optionee shall, immediately prior to such dissolution, liquidation, acquisition, merger or consolidation, be entitled to exercise all of his or her outstanding options. Distribution of Common Stock pursuant to Deferred Compensation Units in such events shall be as specified in the applicable deferred compensation plan.

      In consideration of the granting of a stock option, the officer must agree in the written agreement embodying such award to remain in the employ of or to continue to be of service to the Company.

      The date on which options first become exercisable, and the date on which they expire, will be set forth in the individual agreements embodying the awards. Such agreements generally will provide that options may continue to be exercisable for a period of time following the grantee's termination, retirement, death or disability.

      Except for transfers to immediate family members, no option granted under the 2001 Plan may be assigned or transferred by the optionee, except by will or the laws of intestate succession, and an option may only be exercised by the holder thereof during the lifetime of such holder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The federal income tax consequences of the 2001 Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the 2001 Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Section 162(m) of the Internal Revenue Code, as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

      Nonqualified Stock Options. For federal income tax purposes, the recipient of NSOs granted under the 2001 Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

      Pursuant to the 2001 Plan, a participant may exercise NSOs through delivery of shares of Common Stock already held by such participant with the consent of the Committee. The Internal Revenue Service has taken the position that the tax consequences of exercising options with shares of Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income).

      Incentive Stock Options. There is no taxable income to an employee when an ISO is granted to such employee or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of adjustment" for the optionee for purposes of alternative minimum tax. Gain realized by an optionee upon the sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income.

      As with NSOs, a participant who holds ISOs may exercise such ISOs through delivery of shares of Common Stock already held by such participant with the consent of the Committee. Although under further study, the Internal Revenue Service has taken the position that the tax consequences of exercising ISOs with shares of Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an ISO transaction). If a participant delivers shares of Common Stock acquired by exercise of ISOs, such participant will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period.

      Deferred Compensation Units. The tax consequences of Deferred Compensation Units will depend upon the terms of the deferred compensation plan that permits officers to receive such Units. In general, assuming that any such deferred compensation plan and the deferrals thereunder meet applicable requirements of the Code, the recipient of such Units will not be required to pay federal income taxes with respect to amounts deferred, nor will the Company be entitled to a deduction, until distribution of such amounts. Upon distribution, the officer must recognize ordinary income equal to the fair market value of the Common Stock distributed, and the Company will be entitled to a deduction to such extent. Other deferral options under any such deferred compensation plans may have other tax consequences.

      Code Section 162(m). Generally, Section 162(m) of the Internal Revenue Code prevents a company from receiving a federal income tax deduction for compensation paid to certain executive officers in excess of $1 million for any one year, unless that compensation is performance-based. One of the requirements of "performance-based" compensation for purposes of Code Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by the company's shareholders. It is intended that stock options granted under the 2001 Plan qualify as "performance-based" for purposes of Code
Section 162(m). Any deferred compensation plan adopted by the Company may, but will not necessarily, require the further deferral of benefits to the extent the deduction for such benefits by the Company would be disallowed pursuant to Code
Section 162(m). In that regard, it is unlikely under current law that all or a portion of the Deferred Compensation Units would be considered performance-based compensation.

REASONS FOR ADOPTION OF THE 2001 PLAN

      The 2001 Plan succeeds the Company's 1996 Stock Plan for Officers of IDEX Corporation (the "1996 Plan"). The 1996 Plan currently provides that 1,495,126 shares of Common Stock are authorized for issuance. As of December 31, 2000, 312,437 shares remained available for future awards under the 1996 Plan. Also on that date, unexercised options covering 1,169,600 shares were outstanding under the 1996 Plan, of which 445,260 were exercisable. The Company anticipates that availability under the 1996 Plan will be substantially exhausted in 2001. The Board of Directors has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's officers, thereby continuing to align the interests of such individuals with those of the shareholders, and that awards under the 2001 Plan are an effective means of providing such compensation. In addition, through Deferred Compensation Units, officers will have the opportunity to defer their own compensation into Common Stock-equivalent units that should further align their interests with those of shareholders, since distributions of such deferred compensation will be paid out in Common Stock and such officers will effectively have the risks and opportunities of stock ownership during the period between deferral and distribution.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2001 STOCK PLAN FOR OFFICERS OF IDEX CORPORATION.

            PROPOSAL 3 -- APPROVAL OF EXECUTIVE INCENTIVE BONUS PLAN

      In November 2000, the Board of Directors approved and adopted a new management incentive compensation plan titled the Executive Incentive Bonus Plan, (the "Incentive Plan") to govern the award and payment of cash bonuses to certain of the Company's executive officers, and directed that the Incentive Plan be submitted to the Company's shareholders for approval so that payments thereunder will be deductible by the Company for federal income tax purposes.

      The following is a summary of the terms of the Incentive Plan and is qualified in its entirety by reference to the complete text of the Incentive Plan, which is included as Appendix C.

PURPOSE

      The purpose of the Incentive Plan is to enhance the Company's ability to attract and retain highly qualified executives and to provide additional financial incentives to those executives to promote the success of the Company. The Incentive Plan is also intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code.

PERFORMANCE GOAL

      The Board established the achievement of positive operating income as the performance goal necessary for the payment of bonuses under the Incentive Plan. For purposes of the Incentive Plan, operating income consists of income before extraordinary items, interest and taxes.

ADMINISTRATION

      The Incentive Plan will be administered by the Compensation Committee of the Board (consisting of at least two directors, each of whom shall be an "outside director" within the meaning of Code Section 162(m)). In administering the Incentive Plan, the Committee will have full power and authority to interpret the terms and provisions of the Incentive Plan and to establish, adjust, pay or decline to pay bonuses under the Incentive Plan.

ELIGIBLE EXECUTIVES

      Participation in the Incentive Plan will be limited to eligible executives, which include the Company's chief executive officer and any other officer of the Company designated by the Committee. Currently, there are eleven officers of the Company. No non-employee director of the Company or non-executive officer employee will be entitled to participate in, or otherwise receive benefits under the Incentive Plan.

ESTABLISHMENT OF TARGET BONUSES

      Within 90 days after the end of each fiscal year, the Committee will designate those eligible executives who are to be participants in the Incentive Plan for that fiscal year and will specify the terms and conditions for the determination and payment of an incentive bonus to each of those participants. The maximum incentive bonus that may be payable to any eligible executive for any fiscal year will be 2% of the operating income for that fiscal year. The Committee may condition the payment of an incentive bonus upon the satisfaction of such objective or subjective standards that the Committee determines to be appropriate.

COMMITTEE CERTIFICATION AND DETERMINATION OF INCENTIVE BONUSES

      As soon as practicable after the end of each fiscal year, the Committee will certify in writing whether the stated performance goal has been met and will determine the amount of the incentive bonus to be paid to each Incentive Plan participant. In determining that amount, the Committee will consider the target bonuses established at the beginning of the year, the degree to which the established standards were satisfied and any other objective or subjective factors it deems appropriate and may reduce (but not increase) the amount of, or eliminate altogether, any incentive bonus that would otherwise be payable.

PAYMENT OF INCENTIVE BONUSES

      Following the Committee's determination of the incentive bonuses to be paid, those incentive bonuses will be paid in cash (subject to any election made by an eligible executive with respect to the deferral of all or a portion of his or her incentive bonus or the payment of all or a portion of his or her incentive bonus in some form other than cash).

DURATION AND AMENDMENT

      If the Incentive Plan is approved by the Company's shareholders, it will be effective for fiscal 2001 (the current fiscal year of the Company, which commenced on January 1, 2001) and will continue in effect until the tenth anniversary of the date of such approval. The Board, however, may suspend or terminate the Incentive Plan at any time. In addition, the Board may amend the Incentive Plan from time to time as it deems advisable, except that, without the approval of the Company's shareholders, the Board may not amend the Incentive Plan to (i) increase the maximum amount of incentive bonus that may be paid or otherwise materially increase the benefits accruing to any eligible executive under the Incentive Plan, (ii) materially modify the eligibility requirements for participation in the Incentive Plan or (iii) change the material terms of the stated performance goal.

FEDERAL INCOME TAX CONSEQUENCES

      Under present federal income tax law, an Incentive Plan participant will be taxed at ordinary income rates on the cash portion of the bonus in the year in which such cash is received. If a participant elects to defer a portion of the bonus, the participant will also be entitled to defer the recognition of income. Generally, and subject to the provisions of Code Section 162(m), the Company will receive a federal income tax deduction corresponding to the amount of income recognized by the Incentive Plan participants.

INCENTIVE PLAN BENEFITS

      As noted above, maximum incentive bonus that may be paid under the Incentive Plan to any participant for any fiscal year is 2% of operating income for such fiscal year. Had the Incentive Plan been in effect for fiscal 2000, the maximum incentive bonus payable to a participant would have been approximately $2.3 million. However, since the actual amount of incentive bonus, if any, that may be paid to an Incentive Plan participant is subject to reduction in the discretion of the Committee based on objective as well as subjective factors, it is not possible to determine or even estimate at this time the amount of the incentive bonuses that could be paid in fiscal 2001.

REASONS FOR PROPOSAL

      Section 162(m) of the Internal Revenue Code prevents a company from receiving a federal income tax deduction for compensation paid to certain executive officers in excess of $1 million for any year, unless that compensation is performance-based. One of the requirements of "performance-based" compensation for purposes of Code Section 162(m) is that the compensation be paid pursuant to a plan that has been approved by the company's shareholders. The Board believes that it is desirable and in the best interest of the Company and its shareholders that the cash bonuses to be paid to the Company's executive officers be deductible for federal income tax purposes and, accordingly, has structured the Incentive Plan to satisfy the requirements of Code Section 162(m) for "performance-based" compensation. The Board also believes that the Incentive Plan serves the Company's interests by focusing management's attention on the achievement of those goals that the Board, through the Committee, determines to be strategically and operationally important for the Company.

      If the Incentive Plan is not approved by the Company's shareholders, it is currently contemplated that any bonuses for fiscal 2001 and subsequent years for executive officers would be discretionary and that such bonuses would not be deductible under Code Section 162(m) to the extent that (when combined with other non-exempt compensation) they exceed the limit set forth therein.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE EXECUTIVE INCENTIVE BONUS PLAN.

                       PROPOSAL 4 -- APPROVAL OF AUDITORS

      The Board of Directors, upon the recommendation of the Audit Committee, has recommended the selection of Deloitte & Touche LLP as the Company's independent auditors for 2001. Representatives of Deloitte & Touche LLP will attend the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

      THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

     SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2002 ANNUAL MEETING

      A shareholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting must deliver the proposal so that it is received by the Company no later than October 9, 2001. The Company requests that all such proposals be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062, and mailed by certified mail, return receipt requested. In addition, the Company's By-Laws require that notice of shareholder nominations for directors and related information be received by the Secretary of the Company not later than 60 days before the anniversary of the 2001 Annual Meeting which, for the 2002 Annual Meeting, will be January 26, 2002.

                                 OTHER BUSINESS

      The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

                                         By Order of the Board of Directors,

                                         FRANK J. NOTARO
                                         Vice President-General Counsel
                                         and Secretary

February 9, 2001
Northbrook, Illinois

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY SENDING A WRITTEN REQUEST THEREFOR TO WAYNE P. SAYATOVIC, SENIOR VICE PRESIDENT-FINANCE AND CHIEF FINANCIAL OFFICER, IDEX CORPORATION, 630 DUNDEE ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I. AUDIT COMMITTEE PURPOSE

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

      - Monitor the quality and integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting, tax and legal compliance.

      - Monitor the independence and performance of the Company's independent auditors and the internal auditing department.

      - Maintain a free and open communication among the independent auditors, management, the internal auditing department, the Audit Committee and the Board of Directors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

      Audit Committee members shall meet the requirements of the New York Stock Exchange. By a date no later than June 14, 2001, the Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

      Audit Committee members shall be appointed by the Board. If the Audit Committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

      The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

      A. Review Procedures

          1. The Audit Committee shall review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with Securities and Exchange Commission regulations.

          2. The Audit Committee shall review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding the Company's accounting principles, practices and judgments.

          3. The Audit Committee shall, in consultation with the management, the independent auditors and the internal auditors, consider the quality and integrity of the Company's financial reporting processes and controls. The Audit Committee shall discuss significant financial risk exposures and steps management has to take to monitor, control and report such exposures. The Audit Committee shall review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

          4. The Audit Committee shall review and discuss any significant proposed changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

      B. Independent Auditors

          1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          2. The Audit Committee shall review the fees and other significant compensation to be paid to the independent auditors.

          3. The Audit Committee shall, on an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. In so doing, the Committee shall request from the auditors a written affirmation that the auditors are, in fact, independent.

          4. The Audit Committee shall review the independent auditors' annual audit plan -- discuss scope, coverage, staffing, locations, reliance upon management and internal audit and general audit approach.

          5. The Audit Committee shall, prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.

          6. The Audit Committee shall discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          7. The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      C. Internal Audit Department and Legal Compliance

          1. The Audit Committee shall review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

          2. The Audit Committee shall review the appointment, performance and replacement of the director of the internal audit department.

          3. The Audit Committee shall review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

          4. The Audit Committee shall, on at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

      D. Other Audit Committee Responsibilities

          1. The Audit Committee shall annually prepare a report to shareholders as to the Committee's recommendation to the Board that the audited financial statements be included or incorporated by reference in the Company's Annual Report on Form 10-K and other matters as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          2. The Audit Committee shall perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

          3. The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                                                      APPENDIX B

                2001 STOCK PLAN FOR OFFICERS OF IDEX CORPORATION

      IDEX Corporation, a Delaware corporation (the "Company"), by resolution of its Board of Directors, on January 23, 2001 approved the 2001 Stock Plan for Officers of IDEX Corporation (the "Original Plan"), subject to approval of the Company's shareholders. The purposes of this Plan are as follows:

          (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its Officers who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of the Company's Common Stock and thus to benefit directly from its growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of the type of managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of the Company's Common Stock under options and/or deferred compensation awards (pursuant to this Plan and any Deferred Compensation Plans that permit deferrals into accounts distributable in Common Stock after the deferral period).

                                   ARTICLE I

                                  DEFINITIONS

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular shall include the plural, where the context so indicates.

SECTION 1.1 BOARD

      "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 CHANGE IN CONTROL

      "Change in Control" shall mean the occurrence of (a) any transaction or series of transactions which within a 12-month period constitute a change of management or control where (i) at least 51 percent of the then outstanding shares of Common Stock are (for cash, property (including, without limitation, stock in any corporation), or indebtedness, or any combination thereof) redeemed by the Company or purchased by any person(s), firm(s) or entity(ies), or exchanged for shares in any other corporation whether or not affiliated with the Company, or any combination of such redemption, purchase or exchange, or (ii) at least 51 percent of the Company's assets are purchased by any person(s), firm(s) or entity(ies) whether or not affiliated with the Company for cash, property (including, without limitation, stock in any corporation) or indebtedness or any combination thereof, or (iii) the Company is merged or consolidated with another corporation regardless of whether the Company is the survivor (except any such transaction solely for the purpose of changing the Company's domicile or which does not change the ultimate beneficial ownership of the equity interests in the Company), or (b) any substantial equivalent of any such redemption, purchase, exchange, change, transaction or series of transactions, acquisition, merger or consolidation constituting such a change of management or control. For purposes hereof, the term "control" shall have the meaning ascribed thereto under the Exchange Act and the regulations thereunder, and the term "management" shall mean the chief executive officer of the Company. For purposes of clause (a)(ii) above or as appropriate for purposes of clause (b) above, the Company shall be deemed to include on a consolidated basis all subsidiaries and other affiliated corporations or other entities with the same effect as if they were divisions.

SECTION 1.3 CODE

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.4 COMMITTEE

      "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 7.1.

SECTION 1.5 COMMON STOCK

      "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

SECTION 1.6 COMPANY

      "Company" shall mean IDEX Corporation.

SECTION 1.7 DEFERRAL DATE

      "Deferral Date" shall mean, in connection with any Deferred Compensation Unit, the date on which any deferred compensation with respect thereto would have been paid if no deferral election had been made.

SECTION 1.8 DEFERRED COMPENSATION PLANS

      "Deferred Compensation Plans" shall mean any deferred compensation plan adopted by the Company or any Parent Corporation or any Subsidiary that permits deferrals into accounts payable in Common Stock upon distribution thereof and in which any Officer is eligible to participate.

SECTION 1.9 DEFERRED COMPENSATION UNITS

      "Deferred Compensation Units" shall mean the right of a Grantee to receive distributions of deferred compensation pursuant to any Deferred Compensation Plan in the form of Common Stock after the deferral period, determined in accordance with the terms of such Deferred Compensation Plan and Article VI of this Plan and based on the Fair Market Value on the deferral date.

SECTION 1.10 DIRECTOR

      "Director" shall mean a member of the Board.

SECTION 1.11 DIVIDEND EQUIVALENTS

      "Dividend Equivalents" shall mean Deferred Compensation Units equal to
(i)(a) the cash dividend paid on one share of Common Stock, multiplied by (b) the number of Deferred Compensation Units credited to the account of any Grantee as of each applicable dividend record date, divided by (ii) the Fair Market Value on the related dividend payment date.

SECTION 1.12 EMPLOYEE

      "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.13 EXCHANGE ACT

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.14 FAIR MARKET VALUE

      "Fair Market Value" of the Common Stock shall mean as of a given date: (i) if Common Stock is traded on an exchange then the closing price of a share of Common Stock as reported in the Wall Street Journal for the first trading date immediate prior to such date during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (x) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 1.15 GRANTEE

      "Grantee" shall mean an Officer to whom Deferred Compensation Units are awarded pursuant to this Plan.

SECTION 1.16 INCENTIVE STOCK OPTION

      "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.17 NON-QUALIFIED OPTION

      "Non-Qualified Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

SECTION 1.18 OFFICER

      "Officer" shall mean an officer of the Company, as defined in Rule 16a-l(f) under the Exchange Act, as such Rule may be amended in the future.

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SECTION 1.19 OPTION

      "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Option or an Incentive Stock Option.

SECTION 1.20 OPTIONEE

      "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

SECTION 1.21 PARENT CORPORATION

      "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.22 PERMITTED TRANSFEREE

      "Permitted Transferee" shall mean (a) the spouse, children or grandchildren of the Optionee ("Immediate Family"), (b) a trust for the benefit of the Optionee or the Optionee's Immediate Family, or (c) a partnership, limited liability corporation or other entity ("Entity") in which the Optionee or the Optionee's Immediate Family are the only partners, members or holders of interests.

SECTION 1.23 PLAN

      "Plan" shall mean this 2001 Stock Plan for Officers of IDEX Corporation.

SECTION 1.24 RETIREMENT

      "Retirement" shall mean termination of employment with the Company upon reaching retirement age, or earlier, at the election of the Officer, in accordance with the Company's policy on retirement.

SECTION 1.25 RULE 16B-3

      "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.26 SECRETARY

      "Secretary" shall mean the Secretary of the Company.

SECTION 1.27 SECURITIES ACT

      "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.28 SUBSIDIARY

      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
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SECTION 1.29 TERMINATION OF EMPLOYMENT

      "Termination of Employment" shall mean (unless otherwise specified in any applicable Deferred Compensation Plan) the time (which in the absence of any other determination by the Committee, shall be deemed to be the last day actually worked by the Optionee or Grantee) when the employee-employer relationship between the Optionee or Grantee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or Retirement, but excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II

                               GENERAL CONDITIONS

SECTION 2.1 SHARES SUBJECT TO PLAN

      The shares of stock subject to Options and awards of Deferred Compensation Units shall be shares of the Common Stock. The aggregate number of such shares which may be issued upon exercise of Options and distributed pursuant to Deferred Compensation Units under the Plan shall not exceed 900,000 shares (of which no more than 300,000 shares may be issued pursuant to Deferred Compensation Units). Furthermore, the maximum number of shares of Common Stock which may be subject to Options granted or Deferred Compensation Units issued under the Plan to any individual in any calendar year shall not exceed 600,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of Common Stock issuable upon exercise of such Options or upon distributions with respect to any such Deferred Compensation Units may be either previously authorized and unissued shares or treasury shares.

SECTION 2.2 -- UNEXERCISED OPTIONS AND UNDISTRIBUTED SHARES

      If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be either optioned or awarded hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 -- CHANGES IN COMPANY'S SHARES

      In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted or which are distributable pursuant to Deferred

Compensation Units, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and distributed with respect to Deferred Compensation Units hereunder; provided, however, that in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. In the event of an adjustment contemplated by this Section 2.3 in any outstanding Options or Deferred Compensation Units, the Committee shall make an appropriate and equitable adjustment to the end that after such event the proportionate interest of the Optionee (or other person then entitled to exercise Options) or Grantee shall be maintained as before the occurrence of such event. Such adjustment in any outstanding Options or Deferred Compensation Units shall be made without change in the total price applicable to the Option or the unexercised portion of the Option or the aggregate value of undistributed Common Stock with respect to any Deferred Compensation Units (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon Fair Market Value, the Committee may in its discretion make an appropriate and equitable adjustment to the Option exercise price or the number of shares of Common Stock distributable pursuant to Deferred Compensation Units to reflect such diminution. Any such adjustment made by the Committee shall be final and binding upon all Optionees or other persons then entitled to exercise Options, Grantees, the Company and all other interested persons.

      Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination, or other adjustment or event which results in shares of Common Stock being exchanged for or converted into cash, securities or other property, the Company will have the right to terminate this Plan as of the date of the exchange or conversion, in which case all Options and Deferred Compensation Units under this Plan shall become the right to receive such cash, securities or other property, net of any applicable exercise price.

SECTION 2.4 -- CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES

      The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or upon distribution pursuant to any Deferred Compensation Units, or portion thereof, prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed; and

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

          (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option or upon distribution pursuant to the Deferred Compensation Units; and

          (e) The lapse of such reasonable period of time following the exercise of the Option or the distribution pursuant to the Deferred Compensation Units as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 2.5 MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION

      Notwithstanding any other provision of this Plan, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after a Change in Control or the liquidation or dissolution of the Company (collectively, "Control Events"); and if the Committee so provides, it may, in its absolute discretion, on such terms and conditions as it deems appropriate, also provide, either by the terms of any Option or by a resolution adopted prior to the occurrence of such Control Event, that, for some period of time beginning prior to and ending as of (and including) the time of such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) or any installment provisions of any Option. The treatment of Deferred Compensation Units and the shares distributable with respect to such Units upon the occurrence of any Control Event shall be governed by the applicable Deferred Compensation Plan.

SECTION 2.6 RIGHTS AS SHAREHOLDERS

      The holders of Options and Deferred Compensation Units shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option or distributable pursuant to a Deferred Compensation Unit unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 2.7 TRANSFER RESTRICTIONS

      The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option or distribution pursuant to Deferred Compensation Units as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement or award of Deferred Compensation Units and may be referred to on the certificates evidencing such shares. The Committee will require an Officer to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Officer or (ii) one year after the transfer of such shares to such Officer. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

SECTION 2.8 NO RIGHT TO CONTINUED EMPLOYMENT

      Nothing in this Plan or in any Stock Option Agreement or Deferred Compensation Plan shall confer upon any Optionee or Grantee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee or Grantee at any time for any reason whatsoever, with or without cause.

                                  ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1 ELIGIBILITY

      Any Officer of the Company shall be eligible to be granted Options under the Plan, as provided in Section 3.3.

SECTION 3.2 QUALIFICATION OF INCENTIVE STOCK OPTIONS

      No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. Without limitation of the foregoing, no person shall be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

SECTION 3.3 GRANTING OF OPTIONS

          (a) The Committee shall from time to time, in its absolute discretion:

             (i) Determine and select from among the Officers (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

             (ii) Determine the number of shares to be subject to such Options granted to such selected Officers; and

             (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

             (iv) Determine the terms and conditions of such Options, consistent with the Plan.

          (b) Upon the selection of an Officer to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Officer that the Officer surrender for cancellation some or all of the unexercised Options which have been previously granted to such Officer. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1 OPTION AGREEMENT

      Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, not inconsistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

SECTION 4.2 OPTION PRICE

      The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall not be less than 100% of the Fair Market Value as of the date such Option is granted.

SECTION 4.3 COMMENCEMENT OF EXERCISABILITY

          (a) Except as the Committee may otherwise provide, no Option may be exercised in whole or in part during the first year after such Option is granted.

          (b) Subject to the provisions of Sections 4.3(a) and 4.3(c), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a) and 4.3(c), accelerate the time at which such Option or any portion thereof may be exercised.

          (c) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that in the event of a Termination of Employment resulting from the Optionee's death, disability or Retirement, all Options shall become exercisable, effective immediately upon the occurrence of such event.

          (d) To the extent that the aggregate Fair Market Value with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to the limitations of Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Parent Corporation or any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by
     Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.3(d), the Fair Market Value shall be determined as of the time the Option with respect to such stock is granted.

SECTION 4.4 EXPIRATION OF OPTIONS

          (a) No Option may be exercised to any extent by anyone after, and every Option shall expire no later than, the expiration of ten years from the date the Option was granted.

          (b) Subject to the provisions of Sections 4.4(a) and 4.4(c), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable.

          (c) The term of any Incentive Stock Option shall not be more than five years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company or any Parent Corporation or any Subsidiary.

SECTION 4.5 CONSIDERATION

      In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe.

SECTION 4.6 TERMINATION OF INCENTIVE STOCK OPTION GRANTS UNDER PLAN

      In no event may any Incentive Stock Option be granted under the Plan after January 23, 2011.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1 PERSON ELIGIBLE TO EXERCISE

      Except as otherwise provided in Section 8.1, during the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by such Optionee's Beneficiary. "Beneficiary" shall mean any one or more persons, corporations, trusts, estates, or any combination thereof, last designated by an Optionee in accordance with the applicable Stock Option Agreement.

SECTION 5.2 PARTIAL EXERCISE

      At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 MANNER OF EXERCISE

      An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee;

          (b) Full payment (in cash or by check) for the shares with respect to which such Option or portion thereof is exercised, including payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option. However, in the discretion of the Committee, payment may be made, in whole or in part, through (i) the delivery of shares of Common Stock owned by the Optionee or other person then entitled to exercise such Option for a period of at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to that portion of the aggregate exercise price of the Option or exercised portion thereof plus the amount of the applicable withholding tax for which such payment is permitted by the Committee; (ii) the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to that portion of the aggregate exercise price of the Option or exercise portion thereof, plus the amount of the applicable withholding tax, for which such payment is permitted by the Committee; (iii) the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee; (iv) to the extent permitted by law (including then-existing interpretations of Rule 16b-3), a "cashless exercise procedure" satisfactory to the Committee which permits the Optionee or other person then entitled to exercise such Option to deliver an exercise notice to a broker-dealer, who then sells Option shares, delivers the proceeds of the sale, less commission, to the Company, which delivers such proceeds, less the exercise price and withholding taxes, to the Optionee or other person then entitled to exercise such Option, or (v) any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv). In the case of a promissory note, the Committee may also prescribe the form of such note and the security (if any) to be given for such note. Notwithstanding the foregoing, the Option may not be exercised by delivery of a promissory note or by a loan from the Company where such loan or other extension of credit is prohibited by law;

          (c) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

                                   ARTICLE VI

                          DEFERRED COMPENSATION UNITS

SECTION 6.1 GRANTING OF DEFERRED COMPENSATION UNITS

      To the extent elected by any Grantee and permitted by any Deferred Compensation Plan, the Committee may award Deferred Compensation Units to any Grantee in lieu of all or any portion of the compensation deferred by the Grantee, including without limitation, salary and bonuses, that would otherwise be payable to such Grantee in cash. Deferred Compensation Units may be awarded, in the discretion of the Committee, either (i) with respect to any deferral by any Grantee who so elects, or (ii) with respect to all or a specified maximum portion of the amount of compensation deferred or to be deferred under any Deferred Compensation Plan for any fiscal year or longer period by any Grantee or group of Grantees who may deliver one or more irrevocable written elections to the Company to receive Deferred Compensation Units in lieu of all or such portion of such cash compensation as shall be specified in such election.

SECTION 6.2 EFFECT OF GRANTS

      The number of shares of Common Stock distributable pursuant to each Deferred Compensation Unit shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan at any time. The number of shares of Common Stock to be distributed to a Grantee at such time as such distribution is to be made consistent with the terms of the applicable Deferred Compensation Plan and such deferral, and to be charged against the number of shares issuable under this Plan at any time, shall equal the number of Deferred Compensation Units credited to the account of such Grantee, subject to Section 2.1.

SECTION 6.3 ACCOUNTING; FRACTIONAL UNITS

          (a) The number of Deferred Compensation Units credited to the account of any Grantee shall be rounded to the nearest one-thousandth of a Unit. The account to which Deferred Compensation Units are credited shall be an unsecured, unfunded general obligation of the Company. The Company will maintain records of the number of Deferred Compensation Units for the account of each officer, in part, to prevent an issuance of shares of Common Stock in excess of the authorized shares.

          (b) Notwithstanding paragraph (a) above, upon distribution of any Common Stock represented by Deferred Compensation Units, the number of shares shall be rounded downward to the nearest whole share and no fractional shares shall be issued. Fractional Units remaining after the final distribution to any Grantee shall be cancelled without obligation to the Grantee.

          (c) The number of Deferred Compensation Units awarded to each Grantee, together with any conditions applicable thereto pursuant to this Plan, shall be specified in writing to each Grantee by the Committee after each Deferral Date.

                                  ARTICLE VII

                                 ADMINISTRATION

SECTION 7.1 COMPENSATION COMMITTEE

      The Compensation Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, none of whom may
(i) be an Officer, (ii) receive compensation, either directly or indirectly, from the Company or any Parent Corporation or Subsidiary, for services rendered in any capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404 of Regulation S-K ("Item 404"), (iii) possess an interest in any other transaction for which disclosure would be required pursuant to Item 404 or (iv) be engaged in a business relationship for which disclosure would be required pursuant to Item 404. The constitution of the Committee must also comply with the requirements of Section 162(m) of the Code. The failure of the constitution of the Committee to comply with the foregoing requirements shall not adversely affect the validity of any shares issued upon exercise of Options or distributed pursuant to Deferred Compensation Units under the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time. Vacancies in the Committee shall be filled by the Board.

SECTION 7.2 DUTIES AND POWERS OF COMMITTEE

      It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Options and the Deferred Compensation Plans pursuant to which Deferred Compensation Units are granted and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

SECTION 7.3 MAJORITY RULE

      The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 7.4 COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS

      Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees or other persons then entitled to exercise Options, Grantees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options or Deferred Compensation Units, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VIII

                                OTHER PROVISIONS

SECTION 8.1 TRANSFER RESTRICTIONS ON OPTIONS AND UNITS

      No Option, Deferred Compensation Unit or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee, Grantee or their respective successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8.1 shall prevent transfers to a Beneficiary upon the death of the Optionee or pursuant to the following paragraph.

      A Non-Qualified Option may be transferred by the Optionee to a Permitted Transferee; provided, however, that (i) there may not be consideration for any such transfer, and (ii) once transferred pursuant to the preceding provisions of this Section 8.1, no subsequent transfer of the Non-Qualified Option shall be permitted except a transfer by will or the laws of descent and distribution or, in the case of a trust or Entity which is a Permitted Transferee, to the Optionee or Immediate Family partners, members or holders of interests in the trust or Entity pursuant to the terms of such trust or Entity agreement. Following transfer, the terms and conditions of the Plan and the applicable Stock Option Agreement shall continue to be applicable in all respects to the Optionee and the Non-Qualified Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer as if the Non-Qualified Option had not been transferred, including, but not limited to, the terms and conditions with respect to the lapse and termination of such Non-Qualified Option. None of the Company, the Committee or the Optionee shall have any obligation to inform any transferee of the termination or lapse of the Non-Qualified Option for any reason. Notwithstanding any other provision of the Plan, any Non-Qualified Option transferred in accordance with this Section 8.1 shall be exercisable by the transferee only to the extent, and for the periods specified in the applicable Stock Option Agreement as if such Non-Qualified Option had not been transferred.

SECTION 8.2 AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

      The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, unless otherwise determined by the Board and permitted by Rule 16b-3 as then in effect, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase the limits imposed in Section
2.1 on the maximum number of shares which may be issued on exercise of Options or distributed pursuant to Deferred Compensation Units, materially modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a) or extend the limit imposed in this Section 8.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3 or the Code. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of an Option or Deferred Compensation Unit, impair any rights or obligations under any Option or Deferred Compensation Unit theretofore granted. No Option or Deferred Compensation Unit (except Dividend Equivalents) may be granted during any period of suspension nor after termination of the Plan, and, except as provided in Section 4.6, in no event may any Option or Deferred Compensation Unit (except Dividend Equivalents) be granted under this Plan after ten years from the date the Plan is approved by the Company's Shareholders.

SECTION 8.3 EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS

      The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 8.4 TITLES

      Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 8.5 CONFORMITY TO SECURITIES LAWS AND OTHER STATUTORY REQUIREMENTS

      The Plan is intended to conform to the extent necessary with all provisions of the Securities Act, the Exchange Act and the Code and any and all regulations and rules promulgated by the Securities and Exchange Commission and Internal Revenue Service thereunder, including without limitation Rule 16b-3 of the Exchange Act. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options and Deferred Compensation Units shall be granted and may be exercised or distributed, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan, Options and Deferred Compensation Units granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Without limitation of the foregoing and notwithstanding any other provision of this Plan, any Option or Deferred Compensation Units granted to an Officer who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under
Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule, and this Plan shall be deemed amended to the extent necessary to conform to such limitations. Furthermore, notwithstanding any other provision of this Plan, any Option or award intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

SECTION 8.6 GOVERNING LAW

      This Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Illinois (without reference to the choice of law provisions of Illinois law).

                                    * * * *

      I hereby certify that the foregoing Plan was duly approved by the Board of Directors of IDEX Corporation effective January 23, 2001.

      Executed on this      day of             , 2001.

                                          --------------------------------------
                                          Secretary

                                                                      APPENDIX C

                         EXECUTIVE INCENTIVE BONUS PLAN

SECTION 1 PURPOSE

      This Executive Incentive Bonus Plan (the "Plan") is intended to enable IDEX Corporation (the "Company") to attract and retain highly qualified executives and to provide financial incentives to those executives in order to promote the success of the Company. The Plan is for the benefit of Eligible Executives (as defined below). The Plan is designed to ensure that the bonuses paid hereunder to Eligible Executives are deductible without limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations and interpretations promulgated thereunder.

SECTION 2 ELIGIBLE EXECUTIVES

      "Eligible Executives" are defined as the Chief Executive Officer of the Company and any other officer of the Company designated by the Compensation Committee.

SECTION 3 ADMINISTRATION

      The Compensation Committee of the Board of Directors (the "Board") shall have the sole discretion and authority to administer the Plan, interpret the terms and provisions of the Plan and to establish, adjust, pay or decline to pay bonuses under the Plan. The Compensation Committee shall consist of at least two members of the Board who shall qualify as "outside directors" under Section 162(m) of the Code.

SECTION 4 BONUS DETERMINATIONS

      An Eligible Executive may receive a bonus payment under the Plan based upon the attainment of performance goals established by the Compensation Committee, which relate to the achievement of positive "Operating Income." For purposes of the Plan, "Operating Income" shall mean income from operations of the Company, before extraordinary items, interest and taxes.

      Within the first ninety (90) days of each fiscal year (or such other period as may be permitted by Section 162(m) of the Code), the Compensation Committee will designate those Eligible Executives who are to be participants in the Plan for that fiscal year and will specify the objective terms and conditions for the determination and payment of a bonus for each participant. The objective terms and conditions relating to Operating Income set by the Compensation Committee may include, but are not limited to, sales growth and increase in operating margins. In the event of a change in the Company's fiscal year, the Plan shall apply, with appropriate pro-rata adjustments, to any fiscal period not consisting of twelve months.

      No bonuses shall be paid to a participant unless and until the Compensation Committee makes a certification in writing with respect to the attainment of the performance objectives as required by Section 162(m) of the Code. Although the Compensation Committee may in its sole discretion reduce a bonus payable to a participant based on such objective and/or subjective factors as it may determine, the Compensation Committee shall have no discretion to increase the amount of a participant's bonus as determined under the applicable objective terms and conditions established for such bonus amount.

      The maximum bonus that may be payable to any participant for any fiscal year may not exceed 2.0% of the Company's Operating Income for that fiscal year.

      Following the Compensation Committee's determination and certification of the amount of any bonus payable, such amount will be paid in cash (subject to any election made by an Eligible Executive with respect to the deferral of all or a portion of his or her bonus or the payment of all or a portion of his or her bonus in some form other than cash). Payment of the bonus amount will be made as soon as feasible after the Compensation Committee's certification of the amount payable but not after two and one-half months following the end of the fiscal year to which the bonus relates.

SECTION 5 AMENDMENT AND TERMINATION

      The Company reserves the right to amend or terminate the Plan at any time in its sole discretion. Any amendments to the Plan shall require shareholder approval only to the extent required by Section 162(m) of the Code.

SECTION 6 SHAREHOLDER APPROVAL

      No bonuses shall be paid under the Plan unless and until the Company's shareholders shall have approved the Plan and the performance goals as required by Section 162(m) of the Code. The Plan will be in effect from the time of shareholder approval to the tenth anniversary of the date of such approval. If the Plan is amended in any way that changes the material terms of the Plan's performance goals, including by materially modifying the performance goals, increasing the maximum bonus payable under the Plan or changing the Plan's eligibility requirements, the Plan shall be resubmitted to the Company's shareholders for approval as required by Section 162(m) of the Code.

                                    * * * *

      I hereby certify that the foregoing Plan was duly approved by the Board of Directors of IDEX Corporation effective November 28, 2000.

      Executed on this                day of             , 2001.

                                          --------------------------------------
                                          Secretary

PROXY                                                                 PROXY

                                IDEX CORPORATION
                                630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dennis K. Williams, Frank J. Notaro and Michael T. Tokarz and each of them, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all the shares of common stock of IDEX Corporation held of record by the undersigned on February 5, 2001, at the Annual Meeting of shareholders to be held on March 27, 2001, or at any adjournment thereof.

               PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                               INDEX CORPORATION
    PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY [ ]

1.   ELECTION OF DIRECTORS --              FOR    WITHHOLD   FOR ALL                                        FOR   AGAINST   ABSTAIN
     Class III:  01-Paul E. Raether,       ALL      ALL      EXCEPT         3.  Approval of the IDEX
                 02-Neil A. Springer,                                           Corporation Executive
                 03-Dennis K. Williams     [ ]      [ ]        [ ]              Incentive Bonus Plan.       [ ]     [ ]       [ ]

     ----------------------------------                                     4.  Approval of Deloitte
     Except nominee(s) written above                                            & Touche L.L.P. as
                                                                                auditors of the Company.    FOR   AGAINST   ABSTAIN
2.   Approval of the 2001 Stock Plan
     for Officers of IDEX Corporation      FOR    AGAINST    ABSTAIN
                                                                                                            [ ]     [ ]       [ ]

                                           [ ]      [ ]        [ ]          5.  In their discretion, the
                                                                                Proxies are authorized to
                                                                                vote upon such other
                                                                                business as may properly
                                                                                come before the meeting.

                                                                            THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                            MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                                                                            IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
                                                                            PROPOSAL 1,2,3 AND 4.


                                                                                                    Date:                     , 2001
                                                                                                         ---------------------


                                                                            -------------------------------------------------------
                                                                            Signature



                                                                            -------------------------------------------------------
                                                                            Signature is held jointly


                                                                            Please sign exactly as name appears above. When shares
                                                                            are held by joint tenants, both should sign. When signed
                                                                            as attorney, as executor, administrator, trustee or
                                                                            guardian, please give full title as such. If a
                                                                            corporation, please sign in full corporate name by
                                                                            President or other authorized officer. If a partnership,
                                                                            please sign in partnership name by authorized person.

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                            YOUR VOTE IS IMPORTANT!